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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 17, 2007
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                            FFD Financial Corporation
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             (Exact name of registrant as specified in its charter)


              Ohio                        0-27916               34-1921148
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(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)        Identification No.)


                   321 North Wooster Avenue, Dover, Ohio 44622
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               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code) (330) 364-7777
                                                           --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant.

(a) On July 17, 2007, the Audit Committee of FFD Financial Corporation ("FFD") dismissed Grant Thornton LLP ("Grant Thornton") as the independent registered public accounting firm to audit FFD's financial statements. The Audit Committee dismissed Grant Thornton in connection with the transition by Grant Thornton of the financial institutions practice of its Cincinnati, Ohio office to another firm. Grant Thornton's report on the financial statements of FFD for the past two years did not contain an adverse opinion or a disclaimer of opinion, and neither of such reports was modified as to uncertainty, audit scope or accounting principles. During FFD's two most recent fiscal years and the subsequent interim periods preceding the dismissal, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

     FFD provided the disclosure in this paragraph (a) to Grant Thornton and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Grant Thornton in response to this request is filed as
     Exhibit 16.1 to this Form 8-K.

(b) On July 17, 2007, FFD's Audit Committee engaged Crowe Chizek and Company LLP ("Crowe") as the independent registered public accounting firm to audit FFD's financial statements. During FFD's two most recent fiscal years and subsequent interim periods preceding Crowe's engagement, FFD did not consult Crowe regarding either (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on FFD's financial statements, nor was written or oral advice provided by Crowe to FFD that was an important factor considered by FFD in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B).

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) - (c)  Not applicable.

(d)        Exhibits.

           Exhibit No.                        Description
           -----------                        -----------
             16.1            Letter from Grant Thornton LLP dated July 19, 2007
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FFD FINANCIAL CORPORATION


                                      By: /s/ Trent B. Troyer
                                          -------------------------------------
                                          Trent B. Troyer
                                          President and Chief Executive Officer

Date: July 19, 2007